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                                                EXHIBIT 10-36



















                              AMENDMENT NO. 2

                                    to

             THE ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN

                                    of

                 NEW YORK STATE ELECTRIC & GAS CORPORATION

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          The Annual Executive Incentive Compensation Plan of New
York State Electric & Gas Corporation (the "Plan") is hereby amended, effective as of December 31, 1993, as follows:
          1. Section B of Article V is hereby amended by deleting "Strategy Performance Measures" under the column entitled "Performance Goals".

          2. Section D of Article V is hereby amended to read in its entirety as follows:

              D. The corporate customer service goal will be a combination of customer service standards, safety and reliability factors.

          3. Section E of Article V is hereby deleted in its entirety and Section F of Article V is hereby redesignated as Section E of Article V.

          4. Article VII is hereby amended by deleting the entire column entitled "Achievement of Each Strategy Performance
Measure".